UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) – May 17, 2016

CODORUS VALLEY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-15536	23-2428543
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Number)
incorporation)

105 Leader Heights Road
P.O. Box 2887
York, Pennsylvania		17405-2887
(Address of principal executive offices)		(Zip code)

717-747-1519

(Registrant’s telephone number including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CODORUS VALLEY BANCORP, INC.

FORM 8-K

Item 5.07     Submission of Matters to a Vote of Security Holders

On May 17, 2016, Codorus Valley Bancorp, Inc. (the “Corporation”) held its 2016 Annual Meeting of Shareholders (the “Annual Meeting”). Notice of the meeting was mailed to shareholders of record on or about March 30, 2016, together with proxy solicitation materials prepared in accordance with Section 14(a) of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder. As of the record date there were a total of 7,963,528 shares of common stock outstanding and entitled to vote at the Annual Meeting, and 7,340,275 shares were represented at the Annual Meeting, in person or by proxy. The following proposals were voted on at the Annual Meeting.

Proposal 1 – Election of two Class B directors, each to serve for a term of three years.

There was no solicitation in opposition to the nominees of the Board of Directors for election to the Board and all such nominees were elected. The number of votes cast for or withheld, as well as the number of abstentions and broker non-votes, for each of the nominees for election to the Board of Directors, was as follows:

Director	Votes For	Votes Withheld	Broker Non-Vote
Cynthia A. Dotzel, CPA	6,769,628	101,421	469,226
Harry R. Swift, Esq.	6,752,667	118,382	469,226

Proposal 2 – Approve an advisory, non-binding resolution regarding executive compensation.

The proposal to approve the compensation of the Corporation’s named executive officers was approved by the required affirmative vote of a majority of the shares of common stock present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
6,217,489	358,202	295,358	469,226

Proposal 3 – Approve an amendment of the Articles of Incorporation to limit transactions requiring approval of our shareholders by a supermajority vote.

The proposed amendment to the Corporation’s Amended and Restated Articles of Incorporation to limit the transactions requiring approval of the Corporation’s shareholders by a supermajority vote was approved by the affirmative vote of more than 75% of the outstanding shares of the Corporation’s common stock. The number of votes cast for and against this proposal, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
6,204,050	516,049	150,950	469,226

Proposal 4 – Ratify the appointment of BDO USA, LLP as Codorus Valley Bancorp, Inc.’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2016.

The proposal to ratify the appointment of BDO USA, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2016 was approved by the affirmative vote of a majority of the shares present at the meeting, in person or by proxy. The number of votes cast for and against, as well as the number of abstentions and broker non-votes on this proposal, was as follows:

Votes For	Votes Against	Abstain	Broker Non-Vote
7,137,773	98,679	103,823	---

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Codorus Valley Bancorp, Inc.
(Registrant)

Date: May 17, 2016	/s/ Larry J. Miller
Larry J. Miller
Chairman, President and Chief
Executive Officer
(Principal Executive Officer)

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